Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Generac Holdings Inc. (the “Company”), does hereby certify that to my knowledge:

1.

the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

the information contained in the Company's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2018	/s/ York A. Ragen

	Name:	York A. Ragen

	Title:	Chief Financial Officer